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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     November 14, 2002


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-
0331454
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(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
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ITEM 5.  OTHER EVENTS

The MBNASeries Class B(2002-4)notes were issued October 29, 2002. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

The MBNASeries Class C(2002-6)notes were issued October 29, 2002. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

The MBNASeries Class C(2002-7)notes were issued October 29, 2002. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

The MBNASeries Class A(2002-11)notes were issued October 30, 2002. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1 The Class B(2002-4) Terms Document dated as of October 29, 2002, to the MBNASeries Indenture Supplement to the Indenture, dated
May 24, 2001, among MBNA America Bank, National Association,
Seller and Servicer, and The Bank of New York, Trustee.
4.2 The Class C(2002-6) Terms Document dated as of October 29, 2002, to the MBNASeries Indenture Supplement to the Indenture, dated
May 24, 2001, among MBNA America Bank, National Association,
Seller and Servicer, and The Bank of New York, Trustee.
4.3 The Class C(2002-7) Terms Document dated as of October 29, 2002, to the MBNASeries Indenture Supplement to the Indenture, dated
May 24, 2001, among MBNA America Bank, National Association,
Seller and Servicer, and The Bank of New York, Trustee.
4.4 The Class A(2002-11) Terms Document dated as of October 30, 2002, to the MBNASeries Indenture Supplement to the Indenture, dated
May 24, 2001, among MBNA America Bank, National Association,
Seller and Servicer, and The Bank of New York, Trustee.

The following are filed as Exhibits to this Report under Exhibit 10:

10.1 Interest Rate Swap Agreement, dated October 30, 2002 between Swiss Re Financial Products Corporation and MBNA Credit Card Master Note
Trust.



The following are filed as Exhibits to this Report under Exhibit 20:

20.1  MBNASeries Noteholders' Statement for the month ended
October 31, 2002.

      20.2 MBNASeries Schedule to the Noteholders' Statement for the month ended October 31, 2002.


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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     November 14, 2002

                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President